EXHIBIT 10.4


                                 FIRST AMENDMENT
                                       TO
                                RIGHTS AGREEMENT


          THIS FIRST AMENDMENT (this "First Amendment"), dated as of January 27, 1999, is among LUND INTERNATIONAL HOLDINGS, INC., a Delaware corporation (the "Company"), LIH HOLDINGS, LLC, a Delaware limited liability company ("LIH Holdings I"), LIH HOLDINGS II, LLC, a Delaware limited liability company ("LIH Holdings II"), LIH HOLDINGS III, LLC, a Delaware limited liability company ("LIH Holdings III"; LIH Holdings I, LIH Holdings II and LIH Holdings III being hereinafter collectively referred to as the "LIH Entities"), MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation ("MassMutual"), MASSMUTUAL CORPORATE INVESTORS, a Massachusetts business trust ("MMCI"), MASSMUTUAL PARTICIPATION INVESTORS, a Massachusetts business trust ("MMPI"), MASSMUTUAL CORPORATE VALUE PARTNERS LIMITED, a Cayman Islands corporation ("MMCVP"; MassMutual, MMCI, MMPI and MMCVP being hereinafter collectively referred to as the "MassMutual Entities"), LIBERTY MUTUAL INSURANCE COMPANY, a Massachusetts corporation ("Liberty Mutual"), BANCBOSTON CAPITAL INC., a Massachusetts corporation ("BancBoston"), and NATIONAL CITY VENTURE CORPORATION, a Delaware corporation ("NCVC"; NCVC and the MassMutual Entities being hereinafter collectively referred to as the "Mezzanine Entities").

          WHEREAS, the parties hereto originally entered into the Rights Agreement, dated as of December 22, 1998 (the "Rights Agreement"), whereby each of the parties thereto desired to provide for, among other things, registration rights with respect to the Common Stock (as defined below) and to impose restrictions on, and conditions to, certain transfers of equity securities of the Company;

          WHEREAS, the Purchasers (as defined in the Investment Agreement) and the Company originally entered into the Investment Agreement, dated as of December 22, 1998 (the "Investment Agreement"), whereby the Company agreed to sell, and the Purchasers agreed to purchase, in the aggregate, 316,056 shares of the Common Stock, par value $0.10 per share (the "Common Stock"), of the Company and 39,822.9 shares of the Series B Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), of the Company for an aggregate purchase price equal to $5,000,000 (the "Aggregate Purchase Price") in order to provide a portion of the funds for the acquisition of all of the outstanding capital stock of Smitty Bilt, Inc. (the "Target");

          WHEREAS, the Company and the stockholders of the Target have entered into a definitive Stock Purchase Agreement, dated as of January 7, 1999 (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the "Stock Purchase Agreement");

          WHEREAS, in lieu of the purchase and sale of the 316,056 shares of Common Stock contemplated by the Investment Agreement, the Company now desires to sell to each of the Purchasers, and each of the

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Purchasers desires to purchase from the Company, in the aggregate, an additional
31,605.6 shares of Series B Preferred Stock (in addition to the aforementioned 39,822.9 shares of Series B Preferred Stock), all without any change in the Aggregate Purchase Price and otherwise on the terms and subject to the conditions set forth in the Investment Agreement which is being amended to reflect the same by a First Amendment to the Investment Agreement, dated as of the date hereof, among the Purchasers and the Company (the "First Amendment to the Investment Agreement"); and

          WHEREAS, each of the LIH Entities, the Mezzanine Entities, Liberty Mutual, BancBoston and the Company desire to amend the Rights Agreement to provide for changes to the recitals to the Rights Agreement in order to accurately describe the securities to be sold to the Purchasers pursuant to the Investment Agreement as amended by the First Amendment to the Investment Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this First Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Rights Agreement as follows:


                                    ARTICLE I
                          AMENDMENT TO RIGHTS AGREEMENT

Effective as of the date hereof:

          1.1 RECITALS. The third whereas clause of the Rights Agreement is hereby amended by deleting "316,056 Shares of Common Stock and 39,822.9" in the penultimate line thereof and replacing it with "71,428.5".


                                   ARTICLE II
                                  MISCELLANEOUS

          2.1 AGREEMENT. Except as expressly amended hereby, the Rights Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof, and this First Amendment shall not be deemed to waive or amend any provision of the Rights Agreement except as expressly set forth herein.

          2.2 HEADINGS, CERTAIN CONVENTIONS. The headings used in this First Amendment have been inserted for convenience of reference only and do not define or limit any terms or provisions hereof. Unless the context otherwise expressly requires, all references herein to Articles, Sections and Exhibits are to Articles and Sections of, and Exhibits to, this First Amendment. The words "herein," "hereunder" and "hereof" and words of similar import refer to this First Amendment as a whole and not to any particular Section or provision. The words


                                       2

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"include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

          2.3 GOVERNING LAW. This First Amendment shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

          2.4 COUNTERPARTS; EFFECTIVENESS. This First Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. This First Amendment shall become effective as of the date hereof.

          2.5 DEFINITIONS. Unless otherwise specifically used herein, each term used herein which is defined in the Rights Agreement shall have the meaning assigned to such term in the Rights Agreement. Unless the context otherwise specifically requires, each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Rights Agreement shall from and after the date hereof refer to the Rights Agreement as amended hereby.


                           [SIGNATURE PAGE TO FOLLOW]


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          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officer or other representative of each party hereto as of the date first above written.

                                        LUND INTERNATIONAL HOLDINGS, INC.


                                        By: /s/ Ronald C. Fox
                                            ------------------------------------
                                            Name:  Ronald C. Fox
                                            Title: Treasurer


                                        LIH HOLDINGS, LLC


                                        By: /s/ Ira D. Kleinman
                                            ------------------------------------
                                            Name:  Ira D. Kleinman
                                            Title: Authorized Person


                                        LIH HOLDINGS II, LLC


                                        By: /s/ Ira D. Kleinman
                                            ------------------------------------
                                            Name:  Ira D. Kleinman
                                            Title: Authorized Person


                                        LIH HOLDINGS III, LLC


                                        By: /s/ Ira D. Kleinman
                                            ------------------------------------
                                            Name:  Ira D. Kleinman
                                            Title: Authorized Person


                                        LIBERTY MUTUAL INSURANCE COMPANY


                                        By: /s/ A. Alexander Fontanes
                                            ------------------------------------
                                            Name:  A. Alexander Fontanes
                                            Title: Senior Vice President and
                                                   Chief Investment Officer


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                                        BANCBOSTON CAPITAL INC.


                                        By: /s/ Timothy H. Robinson
                                            ------------------------------------
                                            Name:  Timothy H. Robinson
                                            Title: Vice President



             [SIGNATURE PAGE TO FIRST AMENDMENT TO RIGHTS AGREEMENT]


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                                        MASSACHUSETTS MUTUAL LIFE
                                          INSURANCE COMPANY


                                        By: /s/ Michael L. Klofas
                                            ------------------------------------
                                            Name:  Michael L. Klofas
                                            Title: Managing Director

                                        MASSMUTUAL CORPORATE INVESTORS


                                        By: /s/ Michael L. Klofas
                                            ------------------------------------
                                            Name:  Michael L. Klofas
                                            Title: Managing Director


                                        The foregoing is executed on behalf of
                                        MassMutual Corporate Investors,
                                        organized under a Declaration of Trust,
                                        dated September 13, 1985, as amended
                                        from time to time. The obligations of
                                        such Trust are not personally binding
                                        upon, nor shall resort be had to the
                                        property of, any of the Trustees,
                                        shareholders, officers, employees or
                                        agents of such Trust, but the Trust's
                                        property only shall be bound.


                                        MASSMUTUAL PARTICIPATION INVESTORS


                                        By: /s/ Michael L. Klofas
                                            ------------------------------------
                                            Name:  Michael L. Klofas
                                            Title: Vice President


                                        The foregoing is executed on behalf of
                                        MassMutual Participation Investors,
                                        organized under a Declaration of Trust,
                                        dated April 7, 1988, as amended from
                                        time to time. The obligations of such
                                        Trust are not personally binding upon,
                                        nor shall resort be had to the property
                                        of, any of the Trustees, shareholders,
                                        officers, employees or agents of such
                                        Trust, but the Trust's property only
                                        shall be bound.

             [SIGNATURE PAGE TO FIRST AMENDMENT TO RIGHTS AGREEMENT]


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                                       MASSMUTUAL CORPORATE VALUE
                                         PARTNERS LIMITED

                                       By Massachusetts Mutual Life Insurance
                                             Company, as Investment Advisor


                                        By: /s/ Michael L. Klofas
                                            ------------------------------------
                                            Name:  Michael L. Klofas
                                            Title: Vice President


                                        NATIONAL CITY VENTURE CORPORATION


                                        By: /s/ Christopher P. Dowd
                                            ------------------------------------
                                            Name:  Christopher P. Dowd
                                            Title: Vice President



           [SIGNATURE PAGE TO FIRST AMENDMENT TO INVESTMENT AGREEMENT]